UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2015

COHERUS BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36721	27-3615821
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

201 Redwood Shores Parkway, Suite 200

Redwood City, CA 94065

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 649-3530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Coherus BioSciences, Inc. (the “Company”) held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”) on May 21, 2015. On the March 31, 2015 record date, there were 33,701,017 shares of the Company’s common stock outstanding with each such share being entitled to one vote per share.

At the Annual Meeting, 23,371,386 shares of the Company’s common stock were voted in person or by proxy for the two proposals set forth below, each of which is described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 9, 2015.

Proposal 1. The Company’s stockholders elected the Class I director nominees below to the Company’s Board of Directors to hold office until the 2018 Annual Meeting of Stockholders or until their successors are elected.

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Christos Richards	20,751,027	1,949,468	670,891
August J. Troendle, M.D.	22,327,303	373,192	670,891

Proposal 2. The Company’s stockholders ratified the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2015.

FOR	AGAINST	ABSTAIN
22,940,496	420,155	10,735

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2015	COHERUS BIOSCIENCES, INC.

	By:	/s/ Jean-Frédéric Viret
	Name:	Jean-Frédéric Viret
	Title:	Chief Financial Officer